Exhibit 99.1

Brean Capital Global Resources & Infrastructure Conference May 20, 2013

Forward-Looking Statements Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke Energy, Inc. (“SunCoke”) or SunCoke Energy Partners, L.P. (“Partnership”), in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SunCoke and the Partnership, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SunCoke and the Partnership has included in its filings with the Securities and Exchange Commission (including, in the case of the Partnership, its Form S-1) cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SunCoke and the Partnership. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. Neither SunCoke nor the Partnership has any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix. 2 Brean Capital Conference—May 2013

About Suncoke Brean Capital Conference—May 2013 3

About SunCoke

Largest independent producer of coke in the Americas

- Coke is an essential ingredient in the blast furnace production of steel

Cokemaking business generates ~89% of Adjusted EBITDA[1]

- 5.9 million tons of capacity in six facilities
- 2012 U.S. coke production = 4.3M tons
- General Partner and 58% owner of SunCoke Energy Partners LP (SXCP)

Coal mining operations represents ~11% of Adjusted EBITDA[1]

- High quality mid-vol. metallurgical coal reserves in Virginia and West Virginia
- ~1.5 million tons mined in 2012

SunCoke Business Segments

(excludes corporate costs)



Int'l Coke 4.0%
Coal Mining 11.3%
Domestic Coke 84.6%

__12 months ended December 31, 2012__

Revenue: $1.9 billion

Adjusted EBITDA[1]: $265.7 million

(includes corporate costs of $29.0 million)

(1) For a definition and reconciliation of Adjusted EBITDA, please see appendix.

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The Leading Independent Cokemaker

More than doubled capacity since 2006 with four new plants

- Only company to design, build and operate new greenfield developments in U.S. in approximately 20 years
- Supply about 22% of U.S. and Canada coke needs[1]
- Industry-leading cokemaking technology meets U.S. EPA Maximum Achievable Control Technology (MACT) standards

Secure, long-term take-or-pay contracts with leading steelmakers

- Customers include ArcelorMittal, U.S. Steel and AK Steel

SunCoke Cokemaking Capacity

(In thousands of tons)


2006-2012 CAGR: 15.6%
2,490
4,190
4,740
5,390
5,390
5,940
5,940
2006
2007
2008
2009
2010
2011
2012
Jewell Coke (Virginia)
Indiana Harbor (Indiana)
Haverhill I (Ohio)
Vitória (Brazil)
Haverhill II (Ohio)
Granite City (Illinois)
Middletown (Ohio)

(1) Source: Company estimates

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Our cokemaking operations are strategically located in proximity to our customers’ integrated steelmaking facilities SunCoke Operations Middletown* Haverhill 1* Haverhill 2* Granite City *65% owned by SXCP Coal Mining Jewell Coke Indiana Harbor Vitoria, Brazil Odisha, India 114M tons of reserves 6 Brean Capital Conference—May 2013

SXC/SXCP Organizational Structure SXC/SXCP Organizational Structure (1) Net to SXC and SXCP’s ownership interest in Haverhill and Middletown, respectively. 3 U.S. coking facilities with ~2.6M tons of capacity 35% interest in 2 cokemaking facilities with ~0.6M tons(1) of capacity SXCP Coke Business 65% interest in 2 cokemaking facilities with ~1.1M tons(1) of capacity Represents ~25% of consolidated domestic cokemaking capacity at SXC Brazil: 1.7M tons of capacity India: VISA SunCoke JV (49% interest) with 400K tons of capacity ~113M ton coal reserves of primarily mid-vol coal 2013E production of 1.4M tons 2% GP interest 56% LP interest 100% IDR 7 Brean Capital Conference—May 2013

Strategic Roles of SXC and SXCP Grow U.S. & Canada cokemaking business Steel facing MLP with advantaged cost of capital Develop new coke projects Grow international business Optimize coal GP & limited partner investor in SXCP 8 Brean Capital Conference—May 2013

SunCoke’s Cokemaking TechnologY & DOMESTIC BUSINESS MODEL Brean Capital Conference—May 2013 9

Most efficient blast furnaces require 800-900 lbs/NTHM of fuel to produce a ton of hot metal Blast Furnaces and Coke 1 short ton of hot metal (NTHM) Coke is a vital material to blast furnace steel making Blast furnaces are the most efficient and proven method of reducing iron oxides into liquid iron We believe stronger, larger coke is becoming more important as blast furnaces seek to optimize fuel needs Top Gas BEST IN CLASS in lbs/ST BEST IN CLASS in lbs/ST BEST IN CLASS in lbs/ST BEST IN CLASS in lbs/ST BEST IN CLASS in lbs/ST Iron burden Iron ore/pelletsScrap 3100198 Flux Limestone 30 Fuel Coke 600 BEST IN CLASS in lbs/ST BEST IN CLASS in lbs/ST BEST IN CLASS in lbs/ST BEST IN CLASS in lbs/ST BEST IN CLASS in lbs/ST Fuel Nat GasCoal Up to 80-120Up to 120-180 10 Brean Capital Conference—May 2013

SunCoke’s Cokemaking Technology Our industry-leading cokemaking technology meets U.S. EPA Maximum Achievable Control Technology (MACT) standards and makes larger, stronger coke Industry-leading environmental signature Leverage negative pressure to substantially reduce emissions Convert waste heat into steam and electrical power Generate about 9 MW of electric power per 110,000 tons of annual coke production 11 Brean Capital Conference—May 2013

Primary Cokemaking Processes





Advantages of Heat Recovery	Advantages of By-Product
Negative Pressure Ovens • Minimal fugitive emissions • MACT standard for new batteries [(1)]	Positive Pressure Ovens • No air leaks into oven results in higher coal-to-coke yields
Cogeneration potential (steam or electricity) • More fungible by-product (power)	By-product use and value • Makes coke oven gas for steelmaking
No wall pressure limitations on coal blend	No volatile matter limitations on coal blend
Higher turndown flexibility	Smaller oven footprint for new and replacement ovens
Higher CSR coke quality	High comfort level with >100 years of operating experience
Lower capital cost and simpler operation	Natural gas pricing hedge

1. Maximum Achievable Control Technology.

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We deliver coke to customers through a competitive turnkey solution, which produces a consistent stream of earnings Customer SunCoke Energy Domestic Cokemaking Business Model 13 Brean Capital Conference—May 2013

Our Market Opportunity 14 Brean Capital Conference—May 2013

U.S. and Canada Opportunity SunCoke’s coke is competitive on price, quality and reliability, providing us the opportunity to displace imported coke Source: World Price (DTC), Coke Market Report, CRU and company estimates Based on April 2013 prices U.S. and Canada Coke Imports Representative Delivered Coke Prices—$/ton Source: CRU and Resource Net 15 Brean Capital Conference—May 2013

(CHART) Source: CRU—The Annual Outlook for Metallurgical Coke 2012, company estimates Replace aging coke batteries operated by integrated steel producers Source: CRU—The Annual Outlook for Metallurgical Coke 2013, company estimates 56% of coke capacity is at facilities >30 years old Integrated Steel Producers 58% SunCoke 22% DTE 6% Other Merchant & Foundry 6% Imports 8% U.S. and Canada Opportunity Total 2012 Apparent Coke Demand: ~19 million tons 16 Brean Capital Conference—May 2013

Evaluation of all existing batteries in U.S. & Canada Customer quality Blast furnace competitiveness Battery condition Coke Industry Fundamentals 17 Source: CRU, Metallurgical Coke Market Outlook 2012; Company analysis SXC Market Analysis Facilities with Potential for Acquisition 6 batteries 4.1 million tons Facilities with Potential for Replacement 19 batteries 4.0 million tons We estimate nearly 4 million tons of capacity will be retired/replaced in coming years and another 4 million tons is potentially acquisition worthy In active discussions with owners of target assets Permitting new 660K tpy facility in Kentucky Brean Capital Conference—May 2013

The India Growth Opportunity Sources: CRU, Metallurgical Coke Outlook 2012, World Steel Association, Company estimates (CHART) India Metallurgical Coke Demand India offers attractive coke market fundamentals driven by growing steel demand Per Capita Steel Demand (kg/yr) India Brazil China 2011 57 123 460 18 Brean Capital Conference—May 2013

The India Growth Opportunity The India Growth Opportunity 19 Brean Capital Conference—May 2013

2013 Priorities

SXCP

Operational Excellence	Domestic Strength	Expand Our Footprint
SunCoke Way	**Build the Core**	**Broaden Our Reach**
• Maintain top quartile safety performance • Sustain momentum at our cokemaking facilities • Execute coal mining action plan to reduce costs and position segment for long term strategic flexibility • Implement environmental project at Haverhill and Granite City	• Revitalize Indiana Harbor – Complete refurbishment – Resolve NOV – Renew contract with return on refurbishment capital • Obtain permit for next potential U.S. facility • Identify and pursue strategic cokemaking acquisitions in U.S. and Canada	• Build our presence in India via VISA SunCoke JV • Evaluate adjacent business lines to extend our growth opportunities • Efficiently allocate capital at SXC and SXCP to optimize growth opportunities

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North America M&A Growth Strategy Cokemaking FOCUS Acquisition of existing cokemaking facilities with long- term off take agreements In active discussion with owners of targeted assets Degree of integration in steel operations and environmental issues will impact complexity and timing of transaction Customer concentration likely to remain high Coal Handling/ Processing FOCUS Selective acquisition of met coal related handling & processing assets, with long-term off take agreements and limited commodity exposure Initiated discussions with potential parties Current opportunities available and less complex assets implies potentially shorter deal cycle Potential to add value to core business and diversify customer base Iron Ore Processing FOCUS Investment in ferrous side of steel value chain (concentrating, pelletizing, transport/handling) Researching qualifying income status and market opportunity Potential to deploy tolling/pass through model Potential to diversify customer base and enhance value-add to steel industry 21 Brean Capital Conference—May 2013 suncoke 1Q 2013 FINANCIAL PERFORMANCE Brean Capital Conference—May 2013 22

Q1 2013 Highlights 23 Strong Liquidity Position Reduced Coal Production Costs (CHART) Solid Cokemaking Operations Combined liquidity Formed India Joint Venture Completed SXCP IPO >$550M (CHART) Combined cash as of Q1 2013 >$300M Brean Capital Conference—May 2013

Q1 2013 Earnings Overview (CHART) Adjusted EBITDA results reflect: Weak coal price environment, partly offset by reduced cash production costs Improved cokemaking results, led by our Middletown operation EPS impacted by: Accelerated depreciation at Indiana Harbor ($0.06 EPS) Debt issuance costs and unfavorable tax items ($0.10 EPS) Income attributable to SXCP public holders ($0.07 EPS) in Q1 2013 (CHART) (1) For a definition and reconciliation of Adjusted EBITDA, please see appendix. 24 Brean Capital Conference—May 2013

Domestic Coke Business Summary Domestic Coke Production Domestic Coke Adjusted EBITDA(1) Per Ton (Tons in thousands) ($ in millions, except per ton amounts) For a definition of Adjusted EBITDA and Adjusted EBITDA/Ton and reconciliations, see appendix. Includes a $2.8 million charge related to coke inventory reduction and a $1.5 million lower cost or market adjustment on pad coal inventory at Indiana Harbor and $4.0 million of non- recurring startup costs at Middletown. Includes $4.2 million favorable adjustment at Indiana Harbor due to finalization of 2011 billing review. Overall cokemaking business performed well, delivering Adjusted EBITDA per ton of $58 in first quarter 25 Brean Capital Conference—May 2013

Coal Mining Financial Summary

Coal Mining Adjusted EBITDA[1] and Avg. Sales Price/Ton[2]


($ in millions, except per ton amounts)
$171
$167
$165
$166
$150
$137
$143
$144(3)
$127
$121
$20
$25
$27
$16
($12)
$7
$9
$11
$6
($5)
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Coal Adjusted EBITDA
Average Sales Price
Coal Adj EBITDA / ton
Coal Cash Cost / ton

Coal Sales, Production and Purchases

	Q1 '12	Q2 '12	Q3 '12	Q4 '12	Q1 '13
Coal Sales	373	365	392	371	373
Coal Production	375	401	349	351	349
Purchased Coal	19	4	10	9	18
Reject Rate (%)	68	66	67	66	66

(1) For a definition and a reconciliation of Adjusted EBITDA, please see the appendix.
(2) Avg. Sales Price is weighted avg. price for all sales, including to affiliates and Jewell Coke.
(3) Excludes Black Lung liability charge of $0.8 million and accrued potential fines and penalties of $1.5 million.

Q1 2013 Adjusted EBITDA down $12 million from Q1 2012

- Driven by $50 decline in average sales price
- Sales volume flat

Delivered significant improvement in per ton cash production costs

- Jewell underground costs down sequentially and yr/yr
  - $129 in Q1 2013; $149[3] in Q4 2012; $159 in Q1 2012

Coal action plan progress

- Rationalized mining plans, idled mines and reduced headcount
- Upgraded equipment and training programs
- Installed new cyclone system at prep plant

Expect Coal Mining segment to deliver FY 2013 Adjusted EBITDA of $0 – ($15) million; consistent with guidance

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SunCoke energy partners, l.p. (sxcp) Brean Capital Conference—May 2013 27

SXCP Q1 2013 Highlights SXCP Q1 2013 Highlights SXCP Q1 2013 Highlights (CHART) (CHART) Sustained solid results at Middletown and Haverhill provide a strong platform for future growth (1) For a definition and reconciliation of Adjusted EBITDA and proforma distributable cash flow, please see appendix 28 (1) (1) Brean Capital Conference—May 2013

SXCP: 2013 Guidance Summary Adjusted EBITDA equals SXCP’s 65% interest in Haverhill and Middletown’s Adjusted EBITDA (i.e., 65% net income attributable to the controlling and noncontrolling interests plus depreciation expense, interest expense, incremental public partnership expenses, and incremental corporate expenses allocated to the MLP). Total unit coverage ratio calculated as cash available for distribution divided by total distributions at the minimum distribution rate of $52.9 million. Based on solid operating performance and outlook, we have increased our Adjusted EBITDA and cash distribution coverage expectations for 2013 29 Brean Capital Conference—May 2013

SXCP Distribution Growth Outlook SXCP Distribution Growth Outlook Given current outlook, expect to increase our quarterly distribution rate in 2013 while maintaining coverage ratio of 1.1x or better Brean Capital Conference—May 2013

FINANCIAL STRENGTH & OUTLOOK Brean Capital Conference—May 2013 31

Consolidated Liquidity Position Ended quarter with strong cash position and virtually undrawn revolver even after making ~$68 million VISA SunCoke JV investment ($ in millions) SXCP IPO transaction Includes $16.2M for Indiana Harbor Excludes $6.5 million in offering expenses paid in 2012 and includes $0.7 million of fees related to the amendment of SXC credit facility Attributable to SXCP 1 32 Brean Capital Conference—May 2013

Liquidity & Debt For SXC, reflects cash position of $307 million net of the $106 million in cash attributable to SXCP. For SXCP, cash position at 3/31/13 includes $63 million of cash allocated and committed at the time of the IPO for environmental capital expenditures For SXC, reflects total debt position of $649 million net of total debt attributable to SXCP of $150 million For SXC, reflects total debt attributable to SXC less cash attributable to SXC. For SXCP, reflects total SXCP debt less SXCP’s uncommitted cash position of $43 million ($106 million less $63 million committed for environmental expenditures) Based on the mid-point of 2013 Adjusted EBITDA guidance attributable to SXC of $165-$190 million ($177.5M mid-point) and attributable to SXCP of $88.3-$93 million ($91 million mid-point). Please see appendix for definition and reconciliation of Adjusted EBITDA SXC $400M 7.625% Senior Notes due 2019, rated B1/B+ $330M Term Loan B ($100M outstanding) SXCP $150M 7.375% Senior Notes due 2020, rated B1/BB- Both SXC and SXCP are well-capitalized to facilitate growth 33 Brean Capital Conference—May 2013

SXC: 2013 Adjusted EBITDA Outlook 34 2013E results to be impacted by weak coal business, partly offset by continued solid coke operations ($ in millions) For a definition and reconciliation of Adjusted EBITDA, please see the appendix. Brean Capital Conference—May 2013

SXC: 2013 Guidance Summary SXC: 2013 Guidance Summary For a reconciliation of 2013E Adjusted EBITDA, please see reconciliation on slide 41 Includes ~$38 million of sales discounts payable to customers of which ~$12million is pre-funded at SXCP with IPO proceeds See page 43 of the appendix for details 35 Brean Capital Conference—May 2013

Appendix Brean Capital Conference—May 2013 36

Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for sales discounts and the interest, taxes, depreciation, depletion and amortization attributable to equity earnings in our unconsolidated affiliates. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also includes EBITDA attributable to our unconsolidated affiliates. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Adjusted EBITDA does not represent and should not be considered as an alternative to net income as determined by GAAP, and calculations thereof may not be comparable to those reported by other companies. We believe Adjusted EBITDA is an important measure of operating performance and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA is a measure of operating performance that is not defined by GAAP and should not be considered a substitute for net (loss) income as determined in accordance with GAAP. Adjusted EBITDA attributable to SXC/SXCP equals Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests. • Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold. When applicable to Adjusted EBITDA attributable to SXC or SXCP, tons sold are prorated according to the respective ownership interest of SXC or SXCP as applicable. Definitions 37 Brean Capital Conference—May 2013

Distributable Cash Flow equals Adjusted EBITDA less net cash paid for interest expense, on-going capital expenditures, accruals for replacement capital expenditures, and cash distributions to noncontrolling interests. Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of the Partnership’s financial statements, such as industry analysts, investors, lenders, and rating agencies, use to assess: the Partnership’s operating performance as compared to other publicly traded partnerships, without regard to historical cost basis; the ability of the Partnership’s assets to generate sufficient cash flow to make distributions to the Partnership’s unitholders; the Partnership’s ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. The Partnership believes that Distributable Cash Flow provides useful information to investors in assessing the Partnership’s financial condition and results of operations. Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flows from operating activities, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities. Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry, the Partnership’s definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Definitions 38 Brean Capital Conference—May 2013

Reconciliations 39 Brean Capital Conference—May 2013

Reconciliations 40 Brean Capital Conference—May 2013

2013E Net Income to Adjusted EBITDA Reconciliation—SXC SXC – Expected 2013E EBITDA Reconciliation Represents SXC share of India JV interest, taxes and depreciation expense Represents Adjusted EBITDA attributable to SXCP public unitholders and to DTE’s interest in Indiana Harbor 41 Brean Capital Conference—May 2013

2013E Net Income to Adjusted EBITDA Reconciliation—SXCP SXCP – Expected 2013E EBITDA Reconciliation Represents Adjusted EBITDA attributable to SXC’s 35% interest in Haverhill and Middletown facilities 42 Brean Capital Conference—May 2013

2013E Capital Expenditures and Investments 43 Brean Capital Conference—May 2013

SXCP – Adjusted EBITDA and Distributable Cash Flow Reconciliations (1) SG&A expense for the time period prior to the January 24, 2013 IPO date (January 1 -23, 2013) Represents Adjusted EBITDA attributable to SXC’s 35% interest in Haverhill and Middletown facilities prior to the IPO date Includes 65% of the total sales tons of Haverhill and Middletown (1) (2) (3) 44

Investor Relations: 630-824-1987 www.suncoke.com